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EXHIBIT 3

INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report dated January 31, 2003, appearing in this Annual Report on Form 40-F of Falconbridge Limited for the year ended December 31, 2002.

/s/  DELOITTE & TOUCHE LLP

Toronto, Ontario
January 31, 2003

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EXHIBIT 3